UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023

CannaPharmaRX, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-251016	27-4635140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

Suite 3600, 888-3rd Street SW

Calgary, Alberta, Canada T2P 5C5

(Address of principal executive offices, including zip code)

(949) 652-6838

(Registrant’s Telephone Number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CPMD	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

(a) Resignation of Previous Independent Registered Public Accounting Firm

On November 6, 2023, CannaPharmaRX, Inc. (the “Company”, “we”, “us”) terminated our engagement with our independent registered public accounting firm, BF Borgers CPA PC (“Borgers”), effective November 6, 2023. Borgers has served as our independent registered public accounting firm since 2018.

During the years ended December 31, 2022 and 2021 and the subsequent interim period from January 1, 2023 to June 30, 2023,

(i)	there were no disagreements between the Company and Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Borgers’s satisfaction, would have caused Borgers to make reference in connection with its opinion to the subject matter of the disagreement, and
(ii)	there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The report of Borgers to our financial statements for fiscal years ended December 31, 2022 and 2021 included in our Annual Report on Form 10-K for the year ended December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle. The report had been prepared assuming that we would continue as a going concern and included an explanatory paragraph regarding our ability to continue as a going concern as result of recurring loses from operations, a significant accumulated deficit and consistent negative cash flows.

We have provided Borgers with a copy of the foregoing disclosures it is making in this Current Report on Form 8-K prior to its filing and requested, in accordance with applicable practices, that Borgers furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. Attached as Exhibit 9.01 is a copy of Borgers’s letter, dated November 13, 2023 stating that it agrees with such statements.

(b) Engagement of New Independent Registered Public Accounting Firm

On November 3, 2023, we engaged GreenGrowth CPAs (“GreenGrowth”) as our new independent registered public accountant for the fiscal year ending December 31, 2023 and to provide services with respect to the filing of our 10-Q for the period ending September 30, 2023. This decision was approved by our full Board of Directors.

During the fiscal years ended December 31, 2022 and 2021 and through the period ending June 30, 2023, neither the Company nor anyone on our behalf consulted with GreenGrowth regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that GreenGrowth concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
9.01	Letter from BF Borgers CPA PC, dated November 13, 2023
9.02	Engagement Letter with GreenGrowth CPAs dated November 3, 2023
104	Cover Page Interactive Data File formatted in inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CANNAPHARMARX, INC.

November 13, 2023	By:	/s/ Dean Medwid
Dean Medwid CEO

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